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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


    Date of Report (Date of earliest event reported)    April 3, 2001


                  ____________________________________________



                             AIRTRAN HOLDINGS, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



           Nevada                      0-26914                    58-2189551
________________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)




9955 AirTran Boulevard, Orlando, Florida                             32827
________________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (407) 251-5600
                                                  _____________________________


                                      N/A
________________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits.
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(c)      Exhibits.  The following exhibits are filed with this Report:

         99.1 - Press Release of AirTran Holdings, Inc. (April 3, 2001)


Item 9.  Regulation FD Disclosure.
------   ------------------------

     On April 3, 2001, AirTran Holdings, Inc. issued a press release filed herewith as Exhibit 99.1. Today, the company announced that it had irrevocably notified Boeing Capital Services Corporation, an affiliate of The Boeing Company, that, on or before April 16, 2001, the company and its operating subsidiary will draw upon the $220 million financing commitment with Boeing, which, when combined with internally generated funds will be sufficient to retire in full all principal and accrued interest relating to the company's $150 million 10 1/4% Senior Notes and the $80 million of AirTran Airway's 10 1/2% Senior Secured Notes, both of which mature on April 16, 2001. The company also reconfirmed its earnings estimates for the first quarter 2001.

     The information contained in this Form 8-K, including Exhibit 99.1, contains forward-looking statements. Statements regarding AirTran Holdings, Inc.'s growth in earnings as well as statements about its financial and operational performance, future profitability, and their impact on 2001 and beyond are forward-looking statements and are not historical facts. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the company's SEC filings, including but not limited to our annual report on Form 10-K for the year ended December 31, 2000, as amended. AirTran Holdings, Inc. disclaims any obligation or duty to update or correct any of its forward-looking statements.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRTRAN HOLDINGS, INC.



                                    By: /s/ Stanley J. Gadek
                                        -------------------------------------
                                        Name:  Stanley J. Gadek
                                        Title: Senior Vice President-Finance
                                               and Chief Financial Officer

Dated: April 3, 2001

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